UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2018

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Throckmorton Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 817-761-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 14, 2018, KMG Chemicals, Inc., a Texas corporation (“KMG”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Cabot Microelectronics Corporation, a Delaware corporation (“Cabot Microelectronics”), and Cobalt Merger Sub Corporation, a Texas corporation and wholly owned subsidiary of Cabot Microelectronics (“Merger Sub”), providing for the acquisition of KMG by Cabot Microelectronics. The Merger Agreement and the Merger (as defined below) have been unanimously approved by the board of directors of each of KMG and Cabot Microelectronics.

The Merger Agreement provides that, upon the terms and subject to the satisfaction or valid waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into KMG (the “Merger”), with KMG continuing as the surviving corporation and a wholly subsidiary of Cabot Microelectronics.

At the effective time of the Merger, each outstanding share of KMG common stock, par value $0.01 per share (“KMG Common Stock”), other than shares owned by KMG, Cabot Microelectronics and their subsidiaries, dissenting shares, or shares subject to a KMG Equity Award (as defined below), will automatically be converted into the right to receive the following consideration (collectively, the “Merger Consideration”), without interest:

•	$55.65 in cash (the “Cash Consideration”); and

•	0.2000 shares of common stock of Cabot Microelectronics, par value $0.001 per share (“CMC Common Stock”).

Immediately prior to closing, each restricted stock unit award relating to shares of KMG Common Stock (each, a “KMG Equity Award”) granted prior to August 14, 2018 will vest (with any applicable performance targets deemed satisfied at the level specified in the applicable award agreement) and be cancelled in exchange for the Merger Consideration in respect of each share of KMG Common Stock underlying the applicable KMG Equity Award.

Each KMG Equity Award granted on or following August 14, 2018 will be converted into a corresponding award relating to shares of CMC Common Stock and continue to vest post-closing in accordance with the terms of the applicable award agreement (which will include vesting on a qualifying termination of employment).

The consummation of the Merger is subject to customary closing conditions, including the adoption of the Merger Agreement by KMG’s shareholders and the expiration or termination of all waiting periods applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

KMG and Cabot Microelectronics have each made customary representations, warranties and covenants in the Merger Agreement, including covenants by each of the parties relating to conduct of their business prior to the closing of the Merger. The Merger Agreement contains customary non-solicitation restrictions prohibiting KMG from soliciting alternative acquisition proposals from third parties or, subject to certain limited exceptions, providing information to or participating in discussions or negotiations with third parties regarding alternative acquisition proposals. The Merger Agreement also requires KMG to call and hold a special meeting of KMG’s shareholders to adopt the Merger Agreement and approve the Merger and, subject to certain limited exceptions, recommend that KMG’s shareholders adopt the Merger Agreement and approve the Merger.

The Merger Agreement contains certain customary termination rights by either KMG or Cabot, including if the Merger is not consummated by February 14, 2019, which may be extended under certain circumstances to May 14, 2019 in order to obtain a required regulatory approval.

If the Merger Agreement is terminated under certain circumstances, including termination by Cabot Microelectronics following a change of KMG’s board of directors’ recommendation in favor of the Merger, KMG will be obligated to pay to Cabot Microelectronics a termination fee equal to $38,765,000 in cash.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this report as Exhibit 2.1 and the terms of which are incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about KMG or Cabot Microelectronics. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2018, the Board approved and adopted an amendment (the “Amendment”) to the Amended and Restated Bylaws of KMG (the “Amended and Restated Bylaws”) to add a new Article 10 containing an exclusive forum provision.

The exclusive forum provision provides that, unless KMG consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of KMG, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, employee or shareholder of KMG to KMG or KMG’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action or proceeding asserting a claim against KMG or any current or former director or officer or other employee or agent of KMG arising pursuant to, or seeking to enforce any right, obligation or remedy under, any provision of the Texas Business Organizations Code, the Articles of Incorporation of KMG (the “Articles of Incorporation”) or the Amended and Restated Bylaws (as any of the foregoing may be amended from time to time), or (d) any action or proceeding asserting a claim related to or involving KMG or any current or former director or officer or other employee or agent of KMG that is governed by the internal affairs doctrine, including any action to interpret, apply, enforce or determine the validity of any provision of the Texas Business Organizations Code, the Articles of Incorporation or the Amended and Restated Bylaws (as any of the foregoing may be amended from time to time) shall, in each case, be the state district court of Tarrant County, Texas (or, if such court lacks jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be the United States District Court for the Northern District of Texas). The exclusive forum provision also provides that, if any action the subject matter of which is within the scope of this section is filed in a court other than a court located within the State of Texas (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Texas in connection with any action brought in any such court to enforce this section, and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The foregoing description of the Amendment to the Amended and Restated Bylaws is not complete and is subject to and qualified in its entirety by reference to the Amendment to the Amended and Restated Bylaws, a copy of which is filed with this report as Exhibit 3.1 and the terms of which are incorporated by reference herein.

Item 8.01	Other Events.

On August 14, 2018, in connection with the execution of the Merger Agreement, Cabot Microelectronics entered into separate voting and support agreements (collectively, the “Voting Agreements”), with each of Christopher T. Fraser, KMG’s Chairman, President and Chief Executive Officer, and Fred C. Leonard III, a member of KMG’s board of directors, pursuant to which, among other matters, they agree (1) to vote the shares of KMG Common Stock held by each of them in favor of the Merger and (2) not to transfer their shares of KMG Common Stock prior to the consummation of the Merger, in each case subject to certain limited exceptions.

The foregoing description of the Voting Agreements is not complete and is subject to and qualified in its entirety by reference to the Voting Agreement, copies of which are filed with this report as Exhibits 99.1 and 99.2 and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

This report is being made in respect of the proposed transaction between KMG and Cabot Microelectronics. In connection with the proposed transaction, Cabot Microelectronics will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), with respect to the registration of the shares of common stock of Cabot Microelectronics to be issued in the proposed transaction, which will include the prospectus of Cabot Microelectronics and the proxy statement of KMG related to KMG’s special meeting of KMG’s shareholders to consider the proposal to adopt the Merger Agreement (collectively, “Proxy Statement/Prospectus”), as well as other relevant documents regarding the proposed transaction. A definitive Proxy Statement/Prospectus will also be sent to KMG’s shareholders. This report is not a substitute for the Registration Statement and Proxy Statement/Prospectus that Cabot Microelectronics and KMG will file with the SEC or any other documents that KMG or Cabot Microelectronics may file with the SEC or send to shareholders of KMG in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF KMG ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY KMG OR CABOT MICROELECTRONICS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus (when available) and other relevant documents filed or that will be filed by KMG or Cabot Microelectronics with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the Proxy Statement/Prospectus and other relevant documents filed by KMG with the SEC will be available free of charge on KMG’s internet website at https://kmgchemicals.com/or by contacting KMG’s Investor Relations Department at 817-761-6006. Copies of the Registration Statement, Proxy Statement/Prospectus and other relevant documents filed by Cabot Microelectronics with the SEC will be available free of charge on Cabot Microelectronics’ internet website at https://www.cabotcmp.com/or by contacting Cabot Microelectronics’ Investor Relations Department at (630) 499-2600.

No Offer or Solicitation

This report does not does not constitute an offer to sell, or an invitation to subscribe for or purchase, or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

KMG, Cabot Microelectronics, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of KMG in connection with the proposed transaction. Information about the directors and executive officers of KMG is set forth in its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on November 3, 2017. Information about the directors and executive officers of Cabot Microelectronics is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on January 23, 2018. Additional information regarding the participants and other persons who may be deemed participants in the proxy solicitation in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This report may contain certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of KMG, its expectations relating to the proposed transaction with Cabot Microelectronics and its future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about KMG’s management’s beliefs and expectations, are forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,”

“target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. While KMG believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond KMG’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from KMG’s current expectations depending upon a number of factors affecting KMG’s business and risks associated with the successful execution and integration of the proposed transaction with Cabot Microelectronics and the performance of Cabot Microelectronics’ businesses following such transaction. These factors include, among others, the successful completion of the proposed transaction with Cabot Microelectronics; the ability to successfully implement plans and other key strategies for the integration of the proposed transaction and the ability to recognize the anticipated synergies and benefits of the proposed transaction; the risk that KMG and Cabot Microelectronics will be unable to retain and hire key personnel; the receipt and timing of required shareholder and regulatory approvals for the proposed transaction; the ability to finance the proposed transaction; the inherent uncertainty associated with financial projections; changes in economic and business conditions; changes in financial and operating performance of major customers and industries and markets served by KMG or Cabot Microelectronics; the timing of orders received from customers of KMG or Cabot Microelectronics; the gain or loss of significant customers of KMG or Cabot Microelectronics; competitive pressures in all markets in which KMG and Cabot Microelectronics operate; changes in the demand for products; limitations or prohibitions on the manufacture and sale of products; availability of raw materials; changes in the cost of raw materials and energy; changes in markets in general; changes in laws and government regulation impacting operations or products; the occurrence of claims or litigation; the occurrence of natural disasters; political unrest affecting the global economy; political instability affecting manufacturing operations; changes in accounting standards; changes in the jurisdictional mix of the earnings of KMG or Cabot Microelectronics and changes in tax laws and rates; volatility and substantial uncertainties in the debt and equity markets; technology or intellectual property infringement; decisions that KMG or Cabot Microelectronics may make in the future; and such other risks and uncertainties detailed in KMG’s periodic public filings with the SEC, including, but not limited, to those discussed under “Risk Factors” in KMG’s Form 10-K for the fiscal year ended July 31, 2017, in KMG’s subsequent filings with the SEC and in other investor communications of KMG from time to time. KMG does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated August 14, 2018, by and among KMG Chemicals, Inc., Cabot Microelectronics Corporation and Cobalt Merger Sub Corporation.*

Exhibit 3.1	First Amendment to the Amended and Restated Bylaws of KMG Chemicals, Inc., adopted and effective August 14, 2018.

Exhibit 99.1	Voting and Support Agreement, dated August 14, 2018, by and between Cabot Microelectronics Corporation and Christopher T. Fraser.

Exhibit 99.2	Voting and Support Agreement, dated August 14, 2018, by and between Cabot Microelectronics Corporation and Fred C. Leonard III.

*

Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or other similar attachments so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ Roger C. Jackson	Date: August 17, 2018
Roger C. Jackson
Vice President, General Counsel and Secretary